Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance AI & Power Infrastructure ETF (AIPO)

 (the “Fund”)

listed on The Nasdaq Stock Market, LLC

October 23, 2026

Supplement to the Summary Prospectus,

and Prospectus,

each dated December 23, 2025,

as previously supplemented

Effective immediately, in the section of the Summary Prospectus and Prospectus titled “Principal Investment Strategies – The Fund’s Investment Strategy,” the following disclosure is added to the Fund’s principal investment strategy disclosures:

The Fund may invest up to 15% of its net assets in private companies.

Effective immediately, in the section of the Summary Prospectus and Prospectus titled “Principal Investment Risks,” and the section of the Prospectus titled “Principal Risks of Investing in the Fund,” the following disclosure is added after Passive Investment Risk:

Privately Placed Securities Risk. The Fund may invest in non-exchange traded, privately placed securities, including privately placed securities issued by special purpose vehicles, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns. In addition, private companies may have limited financial resources and may be unable to meet their obligations. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of nonexchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Securities purchased in private placements may be subject to legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. These companies may not ever issue shares in an IPO and a liquid market for their shares may never develop, which could adversely affect the Fund’s liquidity. If the company does issue shares in an initial public offering (“IPO”), IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly.

Effective immediately, in the section of the Summary Prospectus and Prospectus titled “Principal Investment Risks,” and the section of the Prospectus titled “Principal Risks of Investing in the Fund,” the following disclosure is added after Equity Market Risk:

IPO Risk. Securities Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Effective immediately, in the section of the Summary Prospectus and Prospectus titled “Principal Investment Risks,” and the section of the Prospectus titled “Principal Risks of Investing in the Fund,” the following disclosure is added after Underlying Index Risk:

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Please retain this Supplement for future reference.

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